UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 8, 2022
(Date of earliest event reported)

BBCMS Mortgage Trust 2022-C17
(Central Index Key Number 0001937985)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

Argentic Real Estate Finance LLC
(Central Index Key Number 0001624053)
(Exact name of sponsor as specified in its charter)

Bank of Montreal
(Central Index Key Number 0000927971)
(Exact name of sponsor as specified in its charter)

KeyBank National Association
(Central Index Key Number 0001089877)
(Exact name of sponsor as specified in its charter)

LMF Commercial, LLC
(Central Index Key Number 0001592182)
(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation
(Central Index Key Number 0001755531)
(Exact name of sponsor as specified in its charter)

BSPRT CMBS Finance, LLC
(Central Index Key Number 0001722518)
(Exact name of sponsor as specified in its charter)

UBS AG
(Central Index Key Number 0001685185)
(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)
(Exact name of registrant as specified in its charter)

Delaware	333-257737-05	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
745 Seventh Avenue
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 412-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 8.01.	Other Events.

On September 8, 2022, Barclays Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance of the BBCMS Mortgage Trust 2022-C17, Commercial Mortgage Pass-Through Certificates, Series 2022-C17 (the “Certificates”), pursuant to a pooling and servicing agreement, dated and effective as of September 1, 2022 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), between Barclays Commercial Mortgage Securities LLC, as depositor (the “Registrant”), KeyBank National Association, as master servicer, Argentic Services Company LP, as special servicer, KeyBank National Association, as Park West Village special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Each of several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Park West Village	4.7	N/A
A&R Hospitality Portfolio	4.8	N/A
Hamilton Portfolio	4.9	N/A
Autokiniton Industrial Portfolio	4.10	N/A
3075 Olcott	4.11	4.2
Bell Works	4.12	4.3
KB Portfolio	4.13	4.2
Saks Fulfillment Center	4.14	N/A(1)
Crossgates Commons	4.15	N/A
Yorkshire & Lexington Towers	4.16	4.4
39 Broadway	4.17	4.5
3455 Veterans Memorial Highway	4.18	N/A
The Shoppes at Eagle Point	4.19	4.6

(1)       The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates consist of the following classes, designated as (i) Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) Class X-D, Class X-F, Class D, Class E, Class F, Class G-RR,

Class H-RR and Class R Certificates (the “Private Certificates”) and (iii) the Class PWV-A, Class PWV-B and Class PWV-RR Certificates (the “Loan-Specific Certificates”).

The Public Certificates, having an aggregate initial principal amount of $803,190,000, were sold to Barclays Capital Inc. (“Barclays”), BMO Capital Markets Corp. (“BMO Capital Markets”), KeyBanc Capital Markets Inc. (“KeyBanc”), SG Americas Securities, LLC (“SGAS”), UBS Securities LLC (“UBS Securities”), Drexel Hamilton, LLC (“Drexel”) and Bancroft Capital, LLC (“Bancroft” and, together in such capacity with Barclays, BMO Capital Markets, KeyBanc, SGAS, UBS Securities and Drexel, the “Underwriters”), pursuant to the underwriting agreement, dated as of August 16, 2022 (the “Underwriting Agreement”) and as to which an executed version is attached hereto as Exhibit 1.1, among the Registrant, Barclays Capital Holdings Inc. (“BCHI”) and the Underwriters.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On September 8, 2022, the Registrant also (i) sold the Private Certificates, having an aggregate initial principal amount of $101,813,063, to Barclays, BMO Capital Markets, KeyBanc, SGAS, UBS Securities, Drexel and Bancroft (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of August 16, 2022, among the Registrant, BCHI and the Initial Purchasers and (ii) sold the Class PWV-A, Class PWV-B and Class PWV-RR Certificates, having an initial principal amount of $66,500,000, to Barclays and BMO Capital Markets (collectively, the “Loan-Specific Initial Purchasers”). The Private Certificates and the Loan-Specific Certificates were sold or transferred in transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2022-C17 (the “Issuing Entity”), a common law trust fund formed on September 8, 2022 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 53 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”) and a subordinate interest in one commercial mortgage loan (the “Trust Subordinate Companion Loan”). The Mortgage Loans were acquired by the Registrant from (i) Barclays Capital Real Estate Inc. (“BCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of September 8, 2022, among the Registrant, BCHI and BCRE, (ii) Argentic Real Estate Finance LLC (“AREF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of September 8, 2022, between the Registrant and AREF, (iii) Bank of Montreal (“BMO”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of September 8, 2022, between the Registrant and BMO, (iv) KeyBank National Association (“KeyBank”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of September 8, 2022, between the Registrant and KeyBank, (v) LMF Commercial, LLC (“LMF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of September 8, 2022, between the Registrant and LMF, (vi) Societe Generale Financial Corporation (“SGFC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated and effective as of September 8, 2022, among the Registrant, Société Générale and SGFC, (vii) BSPRT CMBS Finance, LLC (“BSP”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.7 and dated and effective as of September 8, 2022, among the Registrant, BSP and Franklin BSP Realty Trust, Inc. and (viii) UBS AG, by and through its New York branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.8 and dated and effective as of September 8, 2022, between the Registrant and UBS AG.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the (i) sale of the Public Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, (ii) the sale of the Private Certificates by the Registrant to the Initial Purchasers, pursuant to the Certificate Purchase Agreement and (iii) the sale of the Loan-Specific Certificates by the Registrant to the Loan-Specific Initial Purchasers pursuant to the Loan-Specific Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated August 17, 2022 and as filed with the Securities and Exchange Commission on September 8, 2022. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of August 17, 2022.

On September 8, 2022, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $803,190,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $9,828,174.52, were approximately $793,361,825.48. Of the expenses paid by the Registrant, approximately $1,208,462.81 were paid directly to affiliates of the Registrant, $41,337.49 in the form of fees were paid to the Underwriters, $103,343.73 were paid to or for the Underwriters and $8,351,917.99 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. The related registration statement (file no. 333-257737) was originally declared effective on November 2, 2021.

Credit Risk Retention

AREF, in its capacity as retaining sponsor, is satisfying its credit risk retention obligations under Section 15G of the Securities Exchange Act of 1934, as amended, in connection with the securitization of the Mortgage Loans referred to above through the purchase by (i) Argentic Securities Holdings 2 Cayman Limited, a majority-owned affiliate of AREF, from the underwriters on the closing date, of (i) an “eligible vertical interest”, in the form of certificates representing approximately 3.236% of the initial certificate balance or notional amount, as applicable, of each class of certificates (other than the Loan-Specific Certificates and the Class R certificates) and (ii) an “eligible horizontal residual interest” consisting of the Class G-RR and Class H-RR certificates representing approximately 1.771% of the fair market value of all classes of certificates (other than the Loan-Specific Certificates and the Class R certificates).

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated August 11, 2022 and as filed with the Securities and Exchange Commission on August 11, 2022 under the heading “Credit Risk Retention” prior to the pricing of the certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of August 16, 2022, among Barclays Commercial Mortgage Securities LLC, as depositor, Barclays Capital Inc., BMO Capital Markets Corp., KeyBanc Capital Markets Inc., SG Americas Securities, LLC, UBS Securities LLC, Drexel Hamilton, LLC and Bancroft Capital, LLC, as underwriters, and Barclays Capital Holdings Inc.

Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of September 1, 2022, between Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, Argentic Services Company LP, as special servicer, KeyBank National Association, as Park West Village special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Pooling and Servicing Agreement, dated as of July 1, 2022, among BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.

Exhibit 4.3	Pooling and Servicing Agreement, dated as of May 1, 2022, among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer, KeyBank National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.

Exhibit 4.4	Pooling and Servicing Agreement, dated as of June 1, 2022, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Greystone Servicing Company LLC, as a special servicer, Rialto Capital Advisors, LLC, solely with respect to the Yorkshire & Lexington Towers Whole Loan, as a special servicer, Park Bridge Lender Services LLC, as operating advisor, Park Bridge Lender Services LLC, as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.

Exhibit 4.5	Pooling and Servicing Agreement, dated and effective as of August 1, 2022, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.6	Pooling and Servicing Agreement, dated and effective as of June 1, 2022, between Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.7	Agreement Between Noteholders, dated as of August 4, 2022, by and among Bank of Montreal, as Initial BMO Note A Holder, Citi Real Estate Funding Inc., as Initial CREFI Note A Holder, Starwood Mortgage Capital LLC, as Initial SMC Note A Holder, Bank of Montreal, as Initial Note B-A Holder, and Park West Village Grand Avenue Partners, LLC, as Initial Note B-B Holder.

Exhibit 4.8	Co-Lender Agreement, dated as of August 4, 2022, by and among Societe General Financial Corporation, as Initial Note A-1 Holder, Goldman Sachs Bank USA, as Initial Note A-2 Holder and Bank of Montreal, as Initial Note A-3 Holder.

Exhibit 4.9	Co-Lender Agreement, dated as of September 8, 2022, by and between BSPRT CMBS Finance, LLC, as Initial Note A-1 Holder, BSPRT Finance Sub-Lender I, LLC, as Initial Note A-2 Holder, BSPRT CMBS Finance, LLC, as Initial Note A-3 Holder and BSPRT Finance Sub-Lender I, LLC, as Initial Note A-4 Holder.

Exhibit 4.10	Co-Lender Agreement, dated as of August 16, 2022, by and between Barclays Capital Real Estate Inc., as Initial Note A-1 Holder and Barclays Capital Real Estate Inc., as Initial Note A-2 Holder.

Exhibit 4.11	Agreement Between Note Holders, dated as of June 28, 2022, by and between UBS AG, as Note A-1 Holder, UBS AG, as Note A-2 Holder, UBS AG, as Note A-3 Holder, UBS AG, as Note A-4 Holder, UBS AG, as Note A-5 Holder, UBS AG, as Note A-6 Holder, UBS AG, as Note A-7 Holder, UBS AG, as Note A-8 Holder, UBS AG, as Note A-9 Holder, and UBS AG, as Note A-10 Holder.

Exhibit 4.12	Amended and Restated Agreement Between Note Holders, dated as of June 16, 2022, by and between Wilmington Trust, National Association, as Trustee, for the benefit of the registered holders of Benchmark 2022-B35 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2022-B35, and the uncertificated VRR Interest Owners, as Note A-1 Holder, Citi Real Estate Funding Inc., as Note A-2-1 Holder, Note A-2-2 Holder, Note A-3-1 Holder and Note A-3-2 Holder, Bank of Montreal, as Note A-4 Holder, Note A-5 Holder, Note A-6 Holder, Note A-7 Holder and Note A-8 Holder, and Barclays Bank PLC, as Note A-9 Holder, Note A-10 Holder and Note A-11 Holder.

Exhibit 4.13	Agreement Between Noteholders, dated as of May 19, 2022, by and among KeyBank National Association, as Initial Note A-1 Holder, KeyBank National Association, as Initial Note A-2 Holder, KeyBank National Association, as Initial Note A-3 Holder and KeyBank National Association, as Initial Note A-4 Holder.

Exhibit 4.14	Co-Lender Agreement, dated as of August 2, 2022, by and between Bank of Montreal, as Initial Note A-1 Holder, Bank of Montreal, as Initial Note A-2 Holder, Bank of Montreal, as Initial Note A-3 Holder, Bank of Montreal, as Initial Note A-4 Holder and Bank of Montreal, as Initial Note A-5 Holder.

Exhibit 4.15	Co-Lender Agreement, dated as of August 4, 2022, by and between SPREF WH IV LLC, as Initial Note A-1 Holder, SPREF WH IV LLC, as Initial Note A-2 Holder, SPREF WH IV LLC, as Initial Note A-3 Holder and SPREF WH IV LLC, as Initial Note A-4 Holder.

Exhibit 4.16	Agreement Between Noteholders, dated as of May 12, 2022 by and among Bank of Montreal, as Initial BMO Note A Holder, Citi Real Estate Funding Inc., as Initial CREFI Note A Holder, Starwood Mortgage Capital LLC, as Initial SMC Note A Holder, Bank of Montreal, as Initial Note B-1 Holder, and Citi Real Estate Funding Inc., as Initial Note B-2 Holder.

Exhibit 4.17	Co-Lender Agreement, dated as of August 4, 2022, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder and Barclays Capital Real Estate Inc., as Initial Note A-2 Holder.

Exhibit 4.18	Co-Lender Agreement, dated as of July 29, 2022, by and between Bank of Montreal, as Initial Note A-1 Holder and Bank of Montreal, as Initial Note A-2 Holder.

Exhibit 4.19	Co-Lender Agreement, dated as of June 28, 2022, by and between BSPRT Finance Sub-Lender I, LLC, as Initial Note A-1 Holder and BSPRT Finance Sub-Lender I, LLC, as Initial Note A-2 Holder.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated September 8, 2022.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated September 8, 2022 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 17, 2022.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of September 8, 2022, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc., and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of September 8, 2022, between Argentic Real Estate Finance LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of September 8, 2022, between Bank of Montreal, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of September 8, 2022, between KeyBank National Association, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective as of September 8, 2022, between LMF Commercial, LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.6	Mortgage Loan Purchase Agreement, dated and effective as of September 8, 2022, among Societe Generale Financial Corporation, as seller, Société Générale, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.7	Mortgage Loan Purchase Agreement, dated and effective as of September 8, 2022, among BSPRT CMBS Finance, LLC, as seller, Franklin BSP Realty Trust, Inc. and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.8	Mortgage Loan Purchase Agreement, dated as of September 8, 2022, between UBS AG by and through its New York branch office at 1285 Avenue of the Americas, New York, New York, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 8, 2022	Barclays Commercial Mortgage Securities LLC
(Registrant)

	By:	/s/ Larry Kravetz
		Name:	Larry Kravetz
		Title:	President